UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALPS ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALPS ETF TRUST

Cohen & Steers Global Realty Majors ETF (“GRI”)

ALPS Equal Sector Weight ETF (“EQL”)

Jefferies|TR/J CRB Global Agriculture Equity Index Fund (“CRBA”)

Jefferies|TR/J CRB Global Commodity Equity Index Fund (“CRBQ”)

Jefferies|TR/J CRB Global Industrial Metals Equity Index Fund (“CRBI”)

Jefferies|TR/J CRB Wildcatters Exploration & Production Equity ETF (“WCAT”)

Alerian MLP ETF (“AMLP”)

(Each a “Fund,” collectively, the “Funds”)

August 25, 2011

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of each of the above named Funds, each a series of ALPS ETF Trust (the “Trust”). Please review the Proxy Statement and cast your vote on the proposal. The Trust’s Board of Trustees, on behalf of each Fund, recommends that you vote FOR the proposal.

As discussed in more detail in the enclosed Proxy Statement, ALPS Holdings, Inc. (“ALPS Holdings”), parent company to ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), each Fund’s investment adviser, has agreed to be acquired by DST Systems, Inc. (“DST”) (the “Transaction”). The Transaction, if consummated, will result in a change of control of ALPS Advisors. To provide for continuity in the operation of the Funds, you are being asked to approve new investment advisory agreements between the Trust, on behalf of each of the Funds, and AAI. ALPS Advisors is a wholly owned subsidiary of ALPS Holdings, a Denver, Colorado-based company that, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.

Under these new agreements, investment advisory services will be provided to each Fund on substantially the same terms and for the same fees that are currently in effect. The Funds’ investment objectives will not change as a result of the Transaction, and the senior personnel and the investment advisory personnel of AAI, who currently manage the Funds, are expected to continue to do so after the closing of the Transaction.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. The Transaction, which is subject to various conditions, will not change the names of the Funds or alter the number of shares you own in that Fund.

THE BOARD OF TRUSTEES OF THE TRUST, ON BEHALF OF EACH FUND, RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Broadridge Financial Solutions, Inc., may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call 877-826-0881.

Very truly yours,

/s/ Thomas A. Carter

Thomas A. Carter

President

ALPS ETF TRUST

Cohen & Steers Global Realty Majors ETF (“GRI”)

ALPS Equal Sector Weight ETF (“EQL”)

Jefferies|TR/J CRB Global Agriculture Equity Index Fund (“CRBA”)

Jefferies|TR/J CRB Global Commodity Equity Index Fund (“CRBQ”)

Jefferies|TR/J CRB Global Industrial Metals Equity Index Fund (“CRBI”)

Jefferies|TR/J CRB Wildcatters Exploration & Production Equity ETF (“WCAT”)

Alerian MLP ETF (“AMLP”)

(Each a “Fund,” collectively, the “Funds”)

1290 Broadway

Suite 1100

Denver, Colorado 80203

303-623-2577

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 14, 2011

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 14, 2011: This proxy statement is available at www.proxyvote.com.

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Funds will be held in the offices of ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), at 1290 Broadway, Suite 1100, Denver, Colorado, on October 14, 2011 at 10 a.m. Mountain time.

As discussed in more detail in the enclosed Proxy Statement, ALPS Holdings, Inc. (“ALPS Holdings”), parent company of ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), has agreed to be acquired by DST Systems, Inc. (“DST”) (the “Transaction”), subject to certain conditions. AAI is registered with the U.S. Securities and Exchange Commission as an investment adviser and is a wholly owned subsidiary of ALPS Holdings, a Denver, Colorado-based company that, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.

As described in the Proxy Statement, AAI will continue to be the investment adviser to the Funds after the closing of the Transaction (the “Closing”). AAI does not anticipate any changes in its senior personnel. However, there can be no assurance that any particular employee of AAI will choose to remain employed by AAI before or after the Closing.

Upon the Closing, each Fund’s investment advisory agreement with AAI (each, an “Investment Advisory Agreement”) will automatically terminate.

To provide for continuity in the operation of the Funds, the Shareholders of each Fund are being asked to vote FOR the following proposal:

1. To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and AAI to become effective upon the Closing; and

2. To transact any other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

As described in the enclosed Proxy Statement, each Investment Advisory Agreement provides that, following the Transaction, investment advisory services will be provided to each Fund on substantially the same terms and the same fee rates. The proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of one or more of the Funds at the close of business on August 2, 2011 (“Record Date”). If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. We urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope, or help save time and postage costs and vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of ALPS ETF Trust

/s/ Tané T. Tyler

Tané T. Tyler

Secretary

August 25, 2011

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. ALPS Holdings, Inc. (“ALPS Holdings”) recently agreed to be acquired by DST Systems, Inc. (“DST”) (the “Transaction”), subject to certain conditions (as discussed in the Proxy Statement). ALPS Holdings and ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”) provide services to Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Jefferies TR/J CRB Global Commodity Equity Index Fund, Jefferies TR/J CRB Global Agriculture Equity Index Fund, Jefferies TR/J CRB Global Industrial Metals Equity Index Fund, Jefferies TR/J CRB Wildcatters Exploration & Production Equity ETF and Alerian MLP ETF (each a “Fund” and collectively, the “Funds”). AAI is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser and is a wholly owned subsidiary of ALPS Holdings, a Denver, Colorado-based company that provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.

As described in the Proxy Statement, AAI will continue to be the investment adviser to the Funds after the Closing. AAI does not anticipate any changes in its senior personnel. However, there can be no assurance that any particular employee of AAI will choose to remain employed by AAI before or after the Closing.

DST, ALPS Holdings and AAI expect the Closing to occur during the fourth quarter of 2011, subject to the satisfaction of certain conditions outlined in the Proxy Statement.

As a result of the Transaction, each Fund’s investment advisory agreement with AAI (each, an “Investment Advisory Agreement”) will automatically terminate. Therefore, in order to provide for continued management of the Funds, Shareholders of each Fund will need to approve new Investment Advisory Agreements. The Proxy Statement provides additional information about AAI and the proposal. If Shareholders approve the proposal, the effectiveness is contingent upon the Closing occurring, and the proposal will become effective only upon the Closing. If the Transaction is not consummated, the proposal will not become effective.

THE TRUST’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on this very important proposal concerning your investment.

Q. Why am I being asked to vote on the new Investment Advisory Agreements?

A. Completion of the Transaction will result in an assignment of each Fund’s Investment Advisory Agreement, and as a result, will automatically terminate each Fund’s Investment Advisory Agreement pursuant to the Investment Company Act of 1940, as amended (“1940 Act”). To ensure that the operation of your Fund can continue without any interruption and that AAI can provide your Fund with the same services that are currently being provided to your Fund, your approval of the new agreements is sought. For the Closing to occur, certain conditions must be satisfied or waived, including, among others, the approval of the new Investment Advisory Agreements by Shareholders of the Funds.

Q. How will the Transaction affect me as a Fund Shareholder?

A. Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. The terms of the new Investment Advisory Agreements are the same as the existing Investment Advisory Agreements. The management fee rates that the Funds currently pay for investment advisory services will be the same. However, there can be no assurance that any particular employee of AAI will choose to remain employed by AAI before or after the Transaction.

Q. Will any Fund’s name change?

A. No. The name of each Fund will not change.

Q. Will there be any portfolio manager changes?

A. Not as a result of the Transaction.

Q. Will the fees payable under the new Investment Advisory Agreements increase as a result of the Transaction?

A. No. The proposal to approve the new Investment Advisory Agreements does not seek any increase in fee rates.

Q. How do the Trustees of the Funds recommend that I vote?

A. The Trustees of your Fund recommend that you vote FOR the proposal.

Q. Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A. No. The Funds will not bear these costs. ALPS Holdings has agreed to bear any such costs that would otherwise be borne by the Funds.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 877-826-0881.

Q. Why are multiple proxy cards enclosed?

A. If you own shares of more than one Fund, you will receive a separate proxy card for each Fund.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call our proxy solicitor, Broadridge Financial Solutions, Inc., at 877-826-0881.

ALPS ETF TRUST

Cohen & Steers Global Realty Majors ETF (“GRI”)

ALPS Equal Sector Weight ETF (“EQL”)

Jefferies|TR/J CRB Global Agriculture Equity Index Fund (“CRBA”)

Jefferies|TR/J CRB Global Commodity Equity Index Fund (“CRBQ”)

Jefferies|TR/J CRB Global Industrial Metals Equity Index Fund (“CRBI”)

Jefferies|TR/J CRB Wildcatters Exploration & Production Equity ETF (“WCAT”)

Alerian MLP ETF (“AMLP”)

(Each a “Fund,” collectively, the “Funds”)

1290 Broadway

Suite 1100

Denver, Colorado 80203

303-623-2577

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on October 14, 2011

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of ALPS ETF Trust (the “Trust”), on behalf of the Funds, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about August 30, 2011 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Funds and officers, employees and agents of the Funds’ investment adviser, ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), and/or its affiliates and by Broadridge Financial Solutions, Inc., the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of each Fund will be asked:

1. To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and AAI to become effective upon the Closing; and

2. To transact any other business as may properly come before the Meeting.

The Board of Trustees has set the close of business August 2, 2011 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled “General Information” and “Voting Information.”

GENERAL OVERVIEW

The Transaction

On July 19, 2011, ALPS Holdings, Inc. (“ALPS Holdings”) entered into a merger agreement providing for the acquisition of ALPS Holdings by DST Systems, Inc. (“DST”)(the “Transaction”). Upon closing of the Transaction (the “Closing”), ALPS Holdings will merge with a newly created subsidiary of DST and become an indirect wholly-owned subsidiary of DST, a publicly traded company. DST will acquire all of the outstanding stock of ALPS Holdings for $250 million in cash, subject to adjustment. The Transaction will be financed by DST from existing cash and existing available credit facilities. The existing facilities will not result in any restrictions on AAI.

ALPS Holdings and DST will remain as separate companies until the Transaction is complete, and ALPS Holdings and AAI will maintain their brand identities and operate independently after the Closing of the Transaction. It is DST’s intent to retain all key management and personnel of ALPS Holdings and AAI and to enter into employment contracts with executive management of ALPS Holdings and AAI. It is not anticipated that AAI will undergo any changes to its structure, business strategy or services as a result of the Transaction. With respect to the Funds, DST does not currently intend to make any changes to the basic management or operating structure of the Funds, including the Funds’ fee schedules. Additionally, DST does not seek any changes to the Funds’ key service providers.

Completion of the Transaction is subject to a number of conditions, including without limitation, obtaining (i) consent to the Transaction by a certain percentage of ALPS Holdings’ clients representing a specified percentage of the annualized revenue of ALPS Holdings and its subsidiaries (which includes Fund shareholder approval of New Investment Advisory Agreements (as defined below) with AAI and board approval of certain Fund distribution agreements with ALPS Distributors, Inc.); and (ii) any necessary regulatory approvals. Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, ALPS Holdings and DST currently expect to complete the Transaction in the fourth quarter of 2011.

Post-Transaction Structure and Operations

As noted above, upon the Closing, AAI will continue to be the investment adviser to the Funds after the Closing. AAI does not anticipate any changes in its senior personnel. However, there can be no assurance that any particular employee of AAI will choose to remain employed by AAI before or after the Closing. In managing each Fund’s portfolio, AAI will be using the same investment objectives and strategies currently in place.

ALPS Holdings and AAI currently do not anticipate any changes to the organization and structure of the Funds. DST has represented that it intends to retain all key management of AAI and ALPS Holdings and to enter into employment contracts with executive management of AAI and ALPS Holdings. Upon the Closing, the Funds will be entering into new Investment Advisory Agreements with AAI. The Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Funds. AAI is not proposing any changes to these existing service providers at this time.

New Investment Advisory Agreements

AAI currently serves as investment adviser to each Fund. Because ALPS Holdings will be acquired by DST, AAI will thereby undergo a change in control. This change in control is deemed to be an “assignment” of each Fund’s existing Investment Advisory Agreement (each, an “Existing Investment Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by the 1940 Act, each Fund’s Existing Investment Advisory Agreement provides for its automatic termination in the event of an assignment, and each will, therefore, terminate upon the Closing. Accordingly, Shareholders of each Fund are being asked to approve a new Investment Advisory Agreement (each, a “New Investment Advisory Agreement”) with the same terms and the same fee rates as the corresponding Existing Investment Advisory Agreement, allowing AAI to continue manage each Fund. If approved by the Shareholders of each Fund, the New Investment Advisory Agreements will not become effective until the Closing. If the Transaction is not completed for any reason, each Fund’s Existing Investment Advisory Agreement will remain in effect.

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

Shareholders of each Fund are being asked to approve a New Investment Advisory Agreement between the Fund and AAI. As described above, each Fund’s Existing Investment Advisory Agreement will terminate upon the Closing. Therefore, approval of the New Investment Advisory Agreements is sought so that the operation of each Fund can continue without interruption. If the Transaction is not completed for any reason, the Existing Investment Advisory Agreements will continue in effect.

Board Approval and Recommendation

On July 26, 2011, the Trustees of each Fund, 75% of whom are Independent Trustees, unanimously approved the New Investment Advisory Agreement for each Fund and unanimously recommended that Shareholders of each Fund approve the New Investment Advisory Agreements. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Board.”

Description of the Existing and New Investment Advisory Agreements

The forms of the New Investment Advisory Agreements are set forth in Exhibit A to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows:

•	the date of each Existing Investment Advisory Agreement;
•	the date when the Existing Investment Advisory Agreement was last approved by the Board;
•	the date when the Existing Investment Advisory Agreement was last submitted to a vote of Shareholders of each Fund, including the purpose of such submission;
•	the advisory fee rates under both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement for each Fund;
•	the aggregate amount of ALPS Advisors’ fees paid by a Fund to ALPS Advisors during the fiscal year ended December 31, 2010; and
•	whether ALPS Advisors has waived, reduced or otherwise agreed to reduce its compensation for any Fund under any applicable contract.

Under each Existing Investment Advisory Agreement, AAI is responsible for providing office facilities and compensating Fund officers who are also officers or employees of AAI or its affiliates connected to management of the Fund. Administrative services are provided to each Fund by ALPS Fund Services, Inc. (“ALPS Fund Services”) under separate Administration Agreements (“Administration Agreements”).

Pursuant to each Existing Investment Advisory Agreement, each Fund pays AAI a unitary fee for the services and facilities it provides payable on a monthly basis at a fixed, flat annual rate of the Fund’s average daily net assets. Out of the unitary management fee, AAI pays substantially all expenses of each Fund, including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. AAI’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate AAI for providing services for each Fund.

The terms of each New Investment Advisory Agreement are the same as the terms of its corresponding Existing Investment Advisory Agreement. AAI and ALPS Holdings have advised the Board that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of AAI or its affiliates, ALPS Fund Services or ALPS Distributors, to fulfill their obligations to the Funds.

The following discussion of the New Investment Advisory Agreements describes both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing and New Investment Advisory Agreements, but for a complete understanding of the Agreements, you should read Exhibits A and B.

Services Provided by AAI

The New Investment Advisory Agreement for each Fund provides for AAI to: (a) either directly or through one or more suitable sub-advisers, (i) manage the Fund and furnish a continual investment program for the Fund in accordance with the Fund’s investment objective and policies as described in the Fund’s Prospectus; (ii) make investment decisions for the Fund; (iii) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; and (iv) determine what securities shall be purchased for the Fund, and what securities shall be held or sold by the Fund, and determine what portion of the Fund’s assets shall be held uninvested; (b) allocate assets of the Fund to separate sub-accounts of the sub-adviser(s), if any; (c) review asset allocations and investment policies with the Board every quarter; and (d) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund.

Term of the New Investment Advisory Agreements

The New Investment Advisory Agreement for each Fund provides that it will continue in effect for an initial period beginning on the Closing date and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Fund’s Independent Trustees.

Termination of the New Investment Advisory Agreements

The New Investment Advisory Agreement for each Fund may be terminated without penalty by vote of the Trustees, including a majority of the Fund’s Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to AAI, or by AAI upon sixty days’ written notice to the Fund, and each terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of AAI

Each New Investment Advisory Agreement provides that AAI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by AAI of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

Differences between the Existing and New Investment Advisory Agreements

Each New Investment Advisory Agreement is the same as its corresponding Existing Investment Advisory Agreement, but for the new commencement date.

Required Vote

Shareholders of each Fund will vote separately. The presence in person or by proxy of 30% of the Trust’s shares that are entitled to vote constitutes a quorum.

Approval of each New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THIS PROPOSAL.

EVALUATION BY THE BOARD

Board Meeting and Considerations

The Board met in person on July 26, 2011 to evaluate, among other things, the Transaction, AAI and ALPS Holdings, and to determine whether consummating the Transaction was in the best interests of the Funds’ Shareholders. At that meeting, and throughout the process to consider the Transaction, the Board, including a majority of the Independent Trustees, was advised by the Trust’s legal counsel.

In its consideration of the Transaction, the Board reviewed materials furnished by DST, AAI and ALPS Holdings and met with senior representatives of AAI and ALPS Holdings regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Trustees met with representatives of ALPS Holdings and AAI during the Board meeting and in private sessions to discuss the anticipated effects of the Transaction. During these meetings, the representatives of ALPS Holdings and AAI indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Funds; and (ii) the capabilities of the senior investment advisory personnel of AAI to continue to provide investment advisory and other services to the Funds at the current levels. Those representatives also indicated that they believed that the Transaction may provide certain benefits to the Funds, but also indicated that there could be no assurance as to any particular benefits that may result. The Board also considered information and representations made by and about DST concerning the role that DST would play with ALPS Holdings and AAI, including DST’s representations that it intends to retain all key management of AAI and ALPS Holdings and to enter into employment contracts with executive management of AAI and ALPS Holdings. The Board considered these representations along with DST’s long-term commitment to AAI and its growth.

In connection with the Board’s recommendation that Shareholders approve the New Investment Advisory Agreements required by the Transaction, the Trustees considered the following factors, in addition to the factors discussed below:

(i) the manner in which the Funds’ assets are managed would not change as a result of the Transaction;

(ii) the material terms of the New Investment Advisory Agreements, including the fees payable by the Funds, are the same as the terms of the Funds’ Existing Investment Advisory Agreements;

(iii) the favorable history, reputation, qualification and background of ALPS Holdings and AAI;

(iv) the qualifications of the ALPS Holdings and AAI personnel who will provide advisory services to the Funds;

(v) the financial condition of DST, ALPS Holdings and AAI; and

(vi) the fact that Fund Shareholders will not bear any costs in connection with the Transaction, inasmuch as ALPS Holdings has committed to pay the expenses of the Funds in connection with the Transaction, including all expenses in connection with the solicitation of proxies.

Board Consideration of the New Investment Advisory Agreements

The 1940 Act requires that the Board of Trustees of the Funds review each Fund’s advisory contracts and consider whether to approve them and recommend that the Shareholders of each Fund approve them. At its meeting on July 26, 2011, the Board, including the Independent Trustees, conducted such a review and approved New Investment Advisory Agreements between each Fund and AAI.

Prior to the Board’s approval of those agreements, the Independent Trustees met to consider management’s recommendations as to the approval of each New Investment Advisory Agreement. As part of the process to consider those matters, the Board requested certain information from DST, ALPS Holdings and AAI. In response to these requests, the Independent Trustees received a report from DST that addressed specific factors to be considered by the Board. The Trust’s counsel also provided the Independent Trustees and the Board with a memorandum regarding their responsibilities pertaining to the approval of each New Investment Advisory Agreement. Based on its evaluation, the Board unanimously concluded that the terms of each New Investment Advisory Agreement were reasonable and fair, and that the approval of each New Investment Advisory Agreement was in the best interests of the Fund and its Shareholders.

In voting to approve each New Investment Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether each New Investment Advisory Agreement would be in the best interests of the respective Fund and its Shareholders, based on: (i) the nature, extent and quality of the services to be provided under the New Investment Advisory Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund under the unitary fee arrangement of the New Investment Advisory Agreement; (iv) projected profits to be realized by AAI and its affiliates from their relationship with the Fund; (v) potential fall-out benefits to AAI from its relationships with the Fund; and (vi) other general information about AAI. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by AAI, including the portfolio management services to be provided, in light of the investment objective of the respective Fund. The Board considered that, following the Transaction, each Fund would be managed by senior personnel at ALPS Advisors. In that regard, the Board considered the history of care and conscientiousness in supervising the management of each Fund provided by such personnel. The Board considered the background and capabilities of such personnel in connection with the advisory services that they would provide to each Fund following the Transaction. The Board also considered the compliance records of AAI. The Board considered representations from DST that it intended to retain all key management and personnel of ALPS Holdings and AAI, and that DST did not anticipate that AAI would undergo any changes to its structure, business strategy or services as a result of the Transaction. The Board also considered AAI’s representation that the manner in which each Fund’s assets would be managed would not change as a result of the Transaction. Finally, the Board also considered its and the Funds’ association with the current personnel employed by AAI.

The Board concluded that the nature, extent and quality of the services to be provided by AAI to the Funds were appropriate and consistent with the terms of the New Investment Advisory Agreements, and that each Fund was likely to benefit from services provided under its New Investment Advisory Agreement. The Board also concluded that the quality of the services to be provided by the senior advisory personnel employed by AAI was expected to be consistent with or superior to quality norms in the industry, and that AAI would have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Board also concluded that AAI had demonstrated a continuing ability to attract and retain well-qualified personnel (and noted AAI’s representations that no changes were anticipated with respect to AAI’s compensation and incentive programs), and that the structure of AAI’s operations was sufficient to retain and properly motivate the Funds’ current senior advisory personnel. Finally, the Board concluded that the financial condition of DST, ALPS Holdings and AAI was sound.

Investment Performance

The Board also reviewed investment performance information of each Fund and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and each Fund.

Costs of the Services to be Provided to the Funds

The Board reviewed the fees to be paid by each Fund to AAI, noting that the rates of fees to be paid under the New Investment Advisory Agreements are the same fee rates the Funds currently pay. The Board noted that the advisory fee paid to AAI by each Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under each New Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered AAI’s representation that it did not intend to raise any of its advisory or administration fees paid by the Funds for at least two years following the Transaction.

The Board reviewed comparative fee information of each Fund’s advisory contracts, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Board considered the fact that each Fund’s fees were generally comparable to the fees charged to similar funds. The Board concluded that the management fees payable by each Fund to AAI were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to AAI and Potential “Fall-Out” Benefits

The Board reviewed reports of the financial position of AAI. The Board considered the projected profitability of ALPS Holdings’ overall relationship with the Funds, which included fees payable to AAI for advisory services. The Board noted that since the Funds were subject to a unitary fee arrangement with AAI pursuant to the New Investment Advisory Agreements, there were no other fees payable to other ALPS Holdings affiliates for non-advisory services, and concluded that the projected profitability of ALPS Holdings was reasonable in relation to the services to be provided and to the costs of providing services to each Fund. The Board also considered any potential “fall-out” benefits that AAI might receive because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits. The Board acknowledged AAI’s well-established stand-alone management relationships independent of each Fund and the regulatory and entrepreneurial risks it assumed in connection with the management of each Fund.

Economies of Scale

The Board reviewed each Fund’s assets under management, and noted that because of each Fund’s unitary fee arrangement, consideration of economies of scale was not a relevant factor to each Fund.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the New Investment Advisory Agreements are reasonable, fair and in the best interests of each Fund and its Shareholders. The Board believes that the New Investment Advisory Agreements will enable each Fund to continue to enjoy the high-quality investment management services it has received in the past from AAI, at fee rates identical to the present rates, which the Board deems appropriate, reasonable and in the best interests of each Fund and its Shareholders. The Board unanimously voted to approve and to recommend to the Shareholders of each Fund that they approve the New Investment Advisory Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

DST, ALPS Holdings and AAI intend for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by DST, ALPS Holdings or AAI of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, AAI has agreed that, for two years after the consummation of the Transaction, AAI will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund. AAI does not intend to raise any of its advisory or administration fees paid by the Funds for at least two years following the Transaction. At the present time, three (3) of the four (4) Trustees are classified as Independent Trustees. AAI has agreed to use its reasonable best efforts to ensure that no more than 25% of the Trustees are “interested persons” (as defined in the 1940 Act) of AAI or DST for a period of not less than three years after the completion of the Transaction.

INFORMATION ABOUT DST, AAI AND AFFILIATES

DST provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries. In addition to technology products and services, DST provides integrated print and electronic statement and billing output solutions through a wholly owned subsidiary. DST’s data centers provide technology infrastructure support for mutual fund companies, broker-dealers, healthcare providers, banks, mortgage bankers and insurance companies around the globe. DST is headquartered in Kansas City, Mo., and is a publicly traded company on the New York Stock Exchange (DST).

ALPS Holdings and its Affiliates

ALPS Holdings, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings conducts its business through three wholly owned subsidiaries: ALPS Advisors, a SEC-registered investment adviser; ALPS Fund Services, an administrator and SEC-registered transfer agent; and ALPS Distributors, Inc., a FINRA-registered broker-dealer, currently registered in all 50 states. As of March 31, 2011, ALPS Holdings and its affiliates provided fund administration services to funds with assets in excess of $25 billion and distribution services to funds with assets in excess of $289 billion. Information regarding the principal executive officers, directors and certain other officers of AAI is included in Exhibit C to this Proxy Statement.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

The Funds’ Current Portfolio Managers

For each Fund except ALPS Equal Sector Weight ETF, the portfolio managers are as follows:

Michael Akins is Vice President of Product Risk Management & Portfolio Analytics. Mr. Akins heads the Index Management team covering domestic and international passive equity funds and is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining AAI, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was Assistant Vice President and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is a

Certified Securities Compliance Professional®, Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

Daniel Franciscus, Senior Investment Analyst of AAI, joined ALPS in 2006 from Banc of America Investment Advisors (BAIA). Mr. Franciscus is a senior member of the Index Mgmt. team covering domestic and international passive equity funds and is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining BAIA in 1999, Mr. Franciscus was a Mutual Fund Analyst for Evergreen Investments and prior to Evergreen, he worked as Senior International Fund Accountant for Scudder, Stevens & Clark. Mr. Franciscus holds a B.S. in Occupational Safety & Health from Indiana University of Pennsylvania and an M.B.A. from Northeastern University.

For ALPS Equal Sector Weight ETF, the portfolio managers are as follows:

William Parmentier, Executive Vice President and Chief Investment Officer of AAI, joined AAI in 2006 from Banc of America Investment Advisors (BAIA). Mr. Parmentier is responsible for the investment management of products which AAI is the advisor, as well as the operational aspects of the organization. Prior to joining BAIA in 1995, Mr. Parmentier was President of GQ Asset Management, the investment subsidiary of the Grumman Corporation. At Grumman, he was responsible for the management of the corporation’s employee benefit plans with combined assets of approximately $5 billion, including $2.5 billion of internally managed equity and fixed income assets. During his 15 years as Chief Investment Officer at Grumman he was also responsible for corporate cash management as well as investment matters related to the company’s venture capital and insurance company subsidiaries.

Mark Haley, Vice President of AAI, joined AAI in 2006 from Banc of America Investment Advisors (BAIA). Mr. Haley is responsible for overseeing performance evaluation/monitoring and portfolio structure of investment products advised by AAI. He is also responsible for the staff supporting the analytical and operational aspects of the investment products of AAI. Prior to joining BAIA in 1994, he was a Senior Fund Analyst at Liberty Investment Services and a Senior Fund Accountant at State Street Corporation, responsible for providing a broad range of operational services within the mutual fund industry. Mr. Haley has over 20 years of industry experience. Mr. Haley holds a B.A. in Business and Economics from Saint Anselm College and an M.B.A. from Suffolk University School of Management. He has earned the right to use the Chartered Financial Analyst (CFA) designation and successfully completed the NASD Series 7 and 63 examinations. He is a member of The Boston Security Analysts Society, Inc. and the CFA Institute and serves as Vice President of The Closed-End Fund Association, Inc.

Daniel Franciscus (see above).

John Papoutsis, Investment Analyst of AAI, joined AAI in 2006 from Banc of America Investment Advisors (BAIA). He is responsible for supporting the analytical and operational aspects of the investment products advised by ALPS Advisors. Prior to joining BAIA in 1999, John was a Financial Reporting Supervisor with Colonial Management Associates and prior to Colonial Management Associates, John was a Senior Portfolio Accountant for State Street Bank and Trust Company. He holds a B.S. in Business Administration from Boston University.

Portfolio Transactions and Brokerage

For the most recently completed fiscal year, none of the Funds paid any commissions to any broker-dealer affiliated with AAI.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Administrator and Distributor

Following the Transaction, ALPS Advisors, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, will continue to serve as investment advisor for each Fund; ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, will continue to serve as administrator to each Fund; and ALPS Distributors, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, will continue to serve as distributor of each Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each of the Funds.

Fund	Number of Shares
Outstanding
Cohen & Steers Global Realty Majors ETF	1,600,000
ALPS Equal Sector Weight ETF	1,600,000
Jefferies|TR/J CRB Global Agriculture Equity Index Fund	250,001
Jefferies|TR/J CRB Global Commodity Equity Index Fund	2,700,010
Jefferies|TR/J CRB Global Industrial Metals Equity Index Fund	100,000
Jefferies|TR/J CRB Wildcatters Exploration & Production Equity ETF	350,000
Alerian MLP ETF	78,307,293

Although the Fund does not have information concerning its beneficial ownership held in the names of DTC Participants, as of July 31, 2011, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Fund were as follows:

Fund	Company Name	% Ownership	Address
Cohen & Steers Global Realty Majors ETF	Charles Schwab & Co., Inc.	13.40%	211 Main Street San Francisco, CA 94105

	First Clearing LLC	11.47%	901 East Byrd Street Richmond, VA 23219

	Citigroup Global Markets, Inc.	11.41%	380 Greenwich Street, New York, NY 10013

	Merrill Lynch Pierce Fenner Safekeeping	11.37%	101 Hudson St., 9th Floor, Jersey City, NJ 07302

	Pershing LLC	10.99%	One Pershing Plaza Jersey City, NJ 07399

	Morgan Stanley Smith Barney LLC	9.47%	2000 Westchester Avenue Purchase, NY 10577

	National Financial Services Corporation	6.17%	82 Devonshire Street Boston, MA 02109

ALPS Equal Sector Weight ETF	Raymond James & Associates, Inc.	23.91%	880 Carillon Parkway St. Petersburg, FL 33733-2749

	Merrill Lynch Pierce Fenner Safekeeping	18.19%	101 Hudson St., 9th Floor, Jersey City, NJ 07302

	UBS Financial Services Inc.	13.49%	1200 Harbor Boulevard Weehawken, NJ 07086

	Morgan Stanley Smith Barney LLC	12.54%	2000 Westchester Avenue Purchase, NY 10577

	First Clearing LLC	6.44%	901 East Byrd Street Richmond, VA 23219

Jefferies | TR/J CRB Global Commodity Equity Index Fund	Charles Schwab & Co., Inc.	15.09%	211 Main Street San Francisco, CA 94105

	National Financial Services Corporation	14.18%	82 Devonshire Street Boston, MA 02109

	TD Ameritrade Clearing, Inc.	9.45%	1005 N. Ameritrade Place Bellevue, NE 68005

	Merrill Lynch Pierce Fenner Safekeeping	8.43%	101 Hudson St., 9th Floor, Jersey City, NJ 07302

	RBC Capital Markets Corporation	5.94%	One Liberty Plaza 165 Broadway

			New York, NY 10006

	First Clearing LLC	5.12%	901 East Byrd Street Richmond, VA 23219

Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	25.58%	One Bryant Park 250 Vesey Street, New York, NY 10036

	Merrill Lynch Pierce Fenner Safekeeping	15.56%	101 Hudson St., 9th Floor, Jersey City, NJ 07302

	Pershing LLC	8.65%	One Pershing Plaza Jersey City, NJ 07399

	National Financial Services Corporation	8.08%	82 Devonshire Street Boston, MA 02109

Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Pershing LLC	21.26%	One Pershing Plaza Jersey City, NJ 07399

	Merrill Lynch Pierce Fenner Safekeeping	14.79%	101 Hudson St., 9th Floor, Jersey City, NJ 07302

	Charles Schwab & Co., Inc.	13.94%	211 Main Street San Francisco, CA 94105

	National Financial Services Corporation	11.16%	82 Devonshire Street Boston, MA 02109

	Citigroup Global Markets, Inc.	7.56%	380 Greenwich Street New York, NY 10013

	TD Ameritrade Clearing, Inc.	6.28%	1005 N. Ameritrade Place Bellevue, NE 68005

Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	Charles Schwab & Co., Inc.	16.25%	211 Main Street San Francisco, CA 94105

	National Financial Services Corporation	15.58%	82 Devonshire Street Boston, MA 02109

	First Clearing LLC	9.53%	901 East Byrd Street Richmond, VA 23219

	Brown Brothers Harriman & Co.	5.42%	140 Broadway New York, NY 10005

	TD Ameritrade Clearing, Inc.	5.09%	1005 N. Ameritrade Place Bellevue, NE 68005

Alerian MLP ETF	Merrill Lynch Pierce Fenner Safekeeping	22.22%	101 Hudson St., 9th Floor, Jersey City, NJ 07302

	Charles Schwab & Co., Inc.	13.70%	211 Main Street San Francisco, CA 94105

	National Financial Services Corporation	9.79%	82 Devonshire Street Boston, MA 02109

	First Clearing LLC	6.77%	901 East Byrd Street Richmond, VA 23219

Citigroup Global Markets, Inc.	6.62%	380 Greenwich Street New York, NY 10013

Morgan Stanley Smith Barney LLC	5.62%	2000 Westchester Avenue Purchase, NY 10577

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of ALPS Holdings or their subsidiaries.

As of July 31, 2011, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of each Fund.

As of July 31, 2011, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of ALPS Holdings, another investment adviser, sub-adviser or portfolio manager of any of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

Payment of Solicitation Expenses

ALPS Holdings will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $170,000 plus expenses in connection with the solicitation of proxies. ALPS Holdings will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the shareholders.

Broadridge will also be providing additional services, including tabulation services. Among other things, Broadridge will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Other Matters to Come Before the Meeting

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Shareholder Reports

The Annual Reports to Shareholders of the Funds, including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report can be obtained at no cost. To request a report for a Fund, please call 866.513.5856 or visit www.alpsetfs.com.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records, unless the Fund has received contrary instructions from shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are marked on the proxy card(s), the proxy will be voted FOR each proposal. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For Proposal 1, the Funds understand that the New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 1 regarding the New Investment Advisory Agreements. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. The effect of an abstention or broker non-vote will be the same as votes against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

For each Fund, thirty percent (30%) of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at the Meeting. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on the proposal referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Shareholders of each Fund must separately approve the New Investment Advisory Agreement for such Fund. Approval of Proposal 1 by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

If the Shareholders of a Fund approve the New Investment Advisory Agreement for such Fund, its effectiveness is conditioned upon the Closing, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the

Transaction including, among other things, obtaining (i) consent to the Transaction by a certain percentage of ALPS Holdings’ clients representing a specified percentage of the annualized revenue of ALPS Holdings and its subsidiaries (which includes Fund shareholder approval of New Investment Advisory Agreements with AAI and board approval of certain Fund distribution agreements with ALPS Distributors, Inc.); and (ii) any necessary regulatory approvals. If the conditions noted in the prior sentence are not met, the Existing Investment Advisory Agreement will remain in effect. If the proposals described in this Proxy Statement are approved by Shareholders of a Fund, they will not become effective until the Closing.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

By order of the Board of Trustees of the ALPS ETF Trust

/s/ Tané T. Tyler

Tané T. Tyler

Secretary

August 25, 2011

EXHIBIT A

FORMS OF NEW INVESTMENT ADVISORY AGREEMENTS WITH ALPS ADVISORS, INC.

ALPS ETF TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this      day of             , 2011, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and ALPS ETF Trust, a Delaware statutory trust (the “Trust”), regarding the Fund(s) listed in Appendix A (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated September 13, 2007, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Declaration of Trust;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

d	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable Sub-Advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved Sub-Advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation

Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of fifty-five (55) basis points of the Fund’s daily net assets during the month.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or the Fund at:

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, CO 80203

with a copy to:

Stuart Strauss

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		ALPS ETF TRUST

By:		By:

Name:	Edmund J. Burke	Name:	Thomas A. Carter
Title:	President	Title:	Trustee

Appendix A

Cohen & Steers Global Realty Majors ETF

ALPS ETF TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this            day of            , 2011, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and ALPS ETF Trust, a Delaware statutory trust (the “Trust”), regarding the Fund(s) listed in Appendix A (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated September 13, 2007, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Declaration of Trust;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

d	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable Sub-Advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved Sub-Advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of thirty-seven (37) basis points of the Fund’s daily net assets during the month.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or the Fund at:

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, CO 80203

with a copy to:

Stuart Strauss

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		ALPS ETF TRUST

By:		By:

Name:	Thomas A. Carter	Name:	Kimberly Storms
Title:	President	Title:	Treasurer

Appendix A

ALPS Equal Sector Weight ETF

ALPS ETF TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this              day of             , 2011, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and ALPS ETF Trust, a Delaware statutory trust (the “Trust”), regarding the Fund(s) listed in Appendix A (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated September 13, 2007, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Declaration of Trust;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

d	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable Sub-Advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved Sub-Advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of sixty-five (65) basis points of the Fund’s daily net assets during the month.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or the Fund at:

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, CO 80203

with a copy to:

Stuart Strauss

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		ALPS ETF TRUST

By:		By:

Name:	Thomas A. Carter	Name:	Kimberly Storms
Title:	President	Title:	Treasurer

Appendix A

Jefferies | TR/J CRB Global Commodity Equity Index Fund

Jefferies | TR/J CRB Global Agriculture Equity Index Fund

Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund

Jefferies | TR/J CRB Global Energy Equity Index Fund

Jefferies | TR/J CRB Global Precious Metals Equity Index Fund

Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF

ALPS ETF TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this            day of            , 2011, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and ALPS ETF Trust, a Delaware statutory trust (the “Trust”), regarding the Fund(s) listed in Appendix A (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated September 13, 2007, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Declaration of Trust;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

d	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable Sub-Advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund; what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved Sub-Advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 85 basis points (0.85%) of the Fund’s daily net assets during the month.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or the Fund at:

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, CO 80203

with a copy to:

Stuart Strauss

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		ALPS ETF TRUST

By:		By:

Name:	Thomas A. Carter	Name:	Kimberly Storms
Title:	President	Title:	Treasurer

Appendix A

Alerian MLP ETF

EXHIBIT B

INFORMATION REGARDING EXISTING INVESTMENT ADVISORY AGREEMENTS

Information Regarding Dates and Approvals of, and Fees Paid Under, Existing Investment Advisory Agreements

Fund	Last Submission of Existing Investment Advisory Agreement for Shareholder Approval and Reason for Submission	Annual Advisory Fee Rate Schedule (as a % of Daily Net Assets During the Month for Both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement)	Date of Existing Investment Advisory Agreement	Description of Board Action Regarding Existing Investment Advisory Agreement since Beginning of the Funds’ Last Fiscal Year
GRI	May 7, 2008 (sole initial shareholder approved Existing Investment Advisory Agreement)	0.55%	March 26, 2008	On June 27, 2011, the Trustees approved the renewal of the Existing Investment Advisory Agreement

EQL	July 7, 2009 (sole initial shareholder approved Existing Investment Advisory Agreement)	0.37%	June 23, 2009	On June 20, 2011 the Trustees approved the renewal of the Existing Investment Advisory Agreement

CRBA	October 27, 2009 (sole initial shareholder approved Existing Investment Advisory Agreement)	0.65%	September 18, 2009, as amended December 15, 2009	On June 27, 2011, the Trustees approved the renewal of the Existing Investment Advisory Agreement

CRBQ	September 21, 2009 (sole initial shareholder approved Existing Investment Advisory Agreement)	0.65%	September 18, 2009, as amended December 15, 2009	On June 27, 2011, the Trustees approved the renewal of the Existing Investment Advisory Agreement

CRBI	October 27, 2009 (sole initial shareholder approved Existing Investment Advisory Agreement)	0.65%	September 18, 2009, as amended December 15, 2009	On June 27, 2011, the Trustees approved the renewal of the Existing Investment Advisory Agreement

WCAT	January 20, 2010 (sole initial shareholder approved Existing Investment Advisory Agreement)	0.65%	September 18, 2009, as amended December 15, 2009	On June 27, 2011, the Trustees approved the renewal of the Existing Investment Advisory Agreement

AMLP	August 25, 2010 (sole initial shareholder approved Existing Investment Advisory Agreement)	0.85%	August 11, 2010	On June 27, 2011, the Trustees approved the renewal of the Existing Investment Advisory Agreement

During the Fiscal Year Ended December 31, 2010, the Aggregate Amount of Advisory Fees Paid to ALPS Advisors and the Aggregate Amount of Any Other Payments by a Fund to ALPS Advisors or any of its Affiliated Persons or Affiliated Person of Such Person (Other Than Under an Existing Investment Advisory Agreement)

Funds	Aggregate Advisory Fees Paid by a Fund to ALPS Advisors for FYE 12/31/2010	Aggregate Other Payments by a Fund to ALPS Advisors for FYE 12/31/10 (Other Than Advisory Fees)	Aggregate Other Payments by a Fund to Affiliates* of ALPS Advisors or Affiliates of Such Affiliates for FYE 12/31/10
Cohen & Steers Global Realty Majors ETF	$140,275	$0	$0
ALPS Equal Sector Weight ETF	$120,705	$0	$0
Jefferies TR/J CRB Global Commodity Equity Index Fund	$493,500	$0	$0
Jefferies TR/J CRB Global Agriculture Equity Index Fund	$27,743	$0	$0
Jefferies TR/J CRB Global Industrial Metals Equity Index Fund	$32,116	$0	$0
Jefferies TR/J CRB Wildcatters Exploration &	$37,261	$0	$0

B-1

Production Equity ETF
Alerian MLP ETF	$51,102	$0	$0

*

Affiliates of ALPS Advisors consist of (i) ALPS Funds Services, Inc., each Fund’s administrator, and (ii) ALPS Distributors, Inc., each Fund’s distributor. ALPS Advisors pays all of the expenses of each Fund (other than interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from the unitary fee it receives from each Fund.

Whether ALPS Advisors Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation for any Fund Under any Applicable Contract.

Fund	Fee Waivers by ALPS Advisors
Cohen & Steers Global Realty Majors ETF	None*

ALPS Equal Sector Weight ETF	ALPS Distributors also serves as the distributor to the exchange-traded funds in which the Fund invests (the “Underlying Sector ETFs”), and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, ALPS Advisors will reimburse the Fund an amount equal to the distribution fee received by ALPS Distributors from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as ALPS Distributors acts as distributor to the Fund and the Underlying Sector ETFs.

Jefferies TR/J CRB Global Commodity Equity Index Fund	None*

Jefferies TR/J CRB Global Agriculture Equity Index Fund	None*

Jefferies TR/J CRB Global Industrial Metals Equity Index Fund	None*

Jefferies TR/J CRB Wildcatters Exploration & Production Equity ETF	None*

Alerian MLP ETF	None*

*

ALPS Advisors pays all of the expenses of each Fund (other than interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from the unitary fee it receives from each Fund.

B-2

EXHIBIT C

PRINCIPAL EXECUTIVE OFFICER AND EACH DIRECTOR

OR GENERAL PARTNER OF ALPS ADVISORS

Principal Executive Officer of ALPS Advisors: Thomas A. Carter is the President of ALPS Advisors, and of its affiliate, ALPS Distributors, both located at 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Directors of ALPS Advisors:

1.	Thomas A. Carter, President and Director
2.	Edmund J. Burke, Director
3.	Jeremy O. May, Executive Vice President and Director
4.	Spencer P. Hoffman, Director

Name and Address*	Principal Occupation

Thomas A. Carter	Mr. Carter joined ALPS Fund Services in 1994 and is currently President and Director of ALPS Advisors, ALPS Distributors and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS Fund Services and ALPS Holdings. Before joining ALPS Fund Services, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is also Trustee of Financial Investors Variable Insurance Trust.

Edmund J. Burke	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings (since 2005) and Director of ALPS Advisors, ALPS Distributors, ALPS Fund Services and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of ALPS Advisors, ALPS Distributors, ALPS Fund Services and FDI. Mr. Burke is Chairman of the Trust and President of the Trust, Trustee and President of Clough Global Allocation Fund; Trustee and President of the Clough Global Equity Fund; Trustee and President of the Clough Global Opportunities Fund; Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

Jeremy O. May	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services and Executive Vice President and Director of ALPS Holdings, ALPS Advisors, ALPS Distributors and FDI. Mr. May is also the Treasurer of the Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust and Chairman and Trustee of the Reaves Utility Income Fund.

Spencer P. Hoffman	Mr. Hoffman is a Managing Director of Lovell Minnick Partners LLC (“LMP”) and a member of its Investment Committee. He joined the Philadelphia office of LMP in 2007. Prior to joining LMP, Mr. Hoffman was a Principal at Safeguard Scientifics, a publicly traded growth capital investor. Prior to Safeguard, he was an Associate with Mellon Ventures where he was active in all aspects of their investing activities. Mr. Hoffman began his career in Merrill Lynch’s Global Investment Banking Group and then joined MicroStrategy as Manager of Corporate Affairs, reporting to the CEO. Mr. Hoffman received an MBA in Finance/Private Equity

C-1

from the Wharton School of Business, and a Bachelor of Arts in African American Studies from Brown University.

*	The business address of each Director is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

C-2

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COHEN & STEERS GLOBAL REALTY MAJORS ETF (THE “FUND”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.	For	Against	Abstain

1.

To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. to become effective upon the closing of the Transaction as described in the Proxy Statement (Item 1 of Notice).

	☐	☐	☐

Other Matters.

2.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR 2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Thomas A. Carter and Tané T. Tyler, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2011 Special Meeting of Shareholders to be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10 a.m. Mountain time and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALPS EQUAL SECTOR WEIGHT ETF (THE “FUND”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.		For	Against	Abstain

1.	To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. to become effective upon the closing of the Transaction as described in the Proxy Statement (Item 1 of Notice).	☐	☐	☐

Other Matters.

2.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR 2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Thomas A. Carter and Tané T. Tyler, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2011 Special Meeting of Shareholders to be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10 a.m. Mountain time and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JEFFERIES|TR/J CRB GLOBAL AGRICULTURE EQUITY INDEX FUND (THE “FUND”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.		For	Against	Abstain

1.	To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. to become effective upon the closing of the Transaction as described in the Proxy Statement (Item 1 of Notice).	☐	☐	☐

Other Matters.

2.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR 2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Thomas A. Carter and Tané T. Tyler, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2011 Special Meeting of Shareholders to be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10 a.m. Mountain time and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JEFFERIES|TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND (THE “FUND”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.		For	Against	Abstain

1.	To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. to become effective upon the closing of the Transaction as described in the Proxy Statement (Item 1 of Notice).	☐	☐	☐

Other Matters.

2.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR 2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Thomas A. Carter and Tané T. Tyler, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2011 Special Meeting of Shareholders to be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10 a.m. Mountain time and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JEFFERIES|TR/J CRB GLOBAL INDUSTRIAL METALS EQUITY INDEX FUND (THE “FUND”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.		For	Against	Abstain

1.	To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. to become effective upon the closing of the Transaction as described in the Proxy Statement (Item 1 of Notice).	☐	☐	☐

Other Matters.

2.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR 2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Thomas A. Carter and Tané T. Tyler, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2011 Special Meeting of Shareholders to be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10 a.m. Mountain time and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JEFFERIES|TR/J CRB WILDCATTERS EXPLORATION & PRODUCTION EQUITY ETF (THE “FUND”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.		For	Against	Abstain

1.	To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. to become effective upon the closing of the Transaction as described in the Proxy Statement (Item 1 of Notice).	☐	☐	☐

Other Matters.

2.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR 2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Thomas A. Carter and Tané T. Tyler, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2011 Special Meeting of Shareholders to be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10 a.m. Mountain time and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALERIAN MLP ETF (THE “FUND”)

SPECIAL MEETING PROXY CARD

Proposal to Approve a New Investment Advisory Agreement.		For	Against	Abstain

1.	To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. to become effective upon the closing of the Transaction as described in the Proxy Statement (Item 1 of Notice).	☐	☐	☐

Other Matters.

2.	In the discretion of the proxies named on the reverse side, to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Proxy

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR 2011 SPECIAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Thomas A. Carter and Tané T. Tyler, or any one or more of them, attorneys and proxies, each with full power of substitution and revocation, to vote all shares of the Fund indicated on the reverse side of this proxy card which the undersigned is entitled to vote at the Fund’s 2011 Special Meeting of Shareholders to be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado on October 14, 2011 at 10 a.m. Mountain time and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the Proxy Statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.